PROMISSORY NOTE

Princ   Loan  Matur    Loan   Call  Colla   Accou  Offic   Initi
ipal    Date   ity     No.          teral     nt     er     als
$90,0  03-23- 03-23-  21537          5000   40315   028
00.00   1998   1999     8                     3
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:    CROFF   ENTERPRISES,   INC.,   A   UTAH
        Lender:  Union Bank & Trust
        CORPORATION; Et AL                   Main Office
        1675 BROADWAY, SUITE 1030            100 Broadway
        DENVER, CO 80202                     Denver, Co 8d203

Principal Amount: $90,000.00  Initial Rate: 10.500%         Date
of Note: March 23, 1998
 PROMISE TO PAY. CROFF ENTERPRISES, INC., A UTAH CORPORATION and GERALD L JENSEN (referred to in this Note Individually and collectively as "Borrower") Jointly and severally promise to pay to Union Bank & Trust ("Lender'", or order, In lawful money of the United
 Stales of America, the principal amount of Ninety Thousand & 00/100 Dollars ($90,000.00), together with Interest on the unpaid principal balance from March 23,1998, until paid in full.

 PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in ii payments of $7,941.85 each payment and an irregular last payment estimated at $7,941.91. Borrower's first payment is due April 23, 1998, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on March23, 1999, and will be for all principal and all accrued interest not yet paid. Payments Include principal and Interest. The annual interest rate for this Note is computed on a 36S~flSO basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay tender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments Will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

 VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Norwest Bank Colorado, NA. Prime Rate (the 'Index"). The index is not necessarily the lowest rate charged by Lender on its loans. lithe Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based oh other rates as well. The interest rate change will not occur more often than each day. The Index currently Is 8.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.000 percentage points over the Index, resulting in an initial rate of 10.500% per annum. NOTICE:

 Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

 PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary' or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

 DEFAULT.  Borrower will be in default if any  of  the  following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (a) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished.
 (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or
 insolvency  laws.  (e)  Any  creditor  tries  to  take  any   of
 Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

 LENDER'S  RIGHTS.  Upon default, Lender may declare  the  entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this 'vale to 8.000 percentage points over the index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' lees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post~udgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the Stare o~ Colorado. It there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the court of Denver County, the State of Colorado. Subject to the provIsions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Colorado.

 RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest In, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and an twst accounts tar which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

 ARBITRATION. Lender and Borrower agree that all disputes, clams and controversies between them, whether individual, Joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article S of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right. concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated. provided however that no arbitrator shall have the right or the power to enjoin or restrain any act oI any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing In this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel,  waiver,  laches, and similar  doctrines  which  would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal
 Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

 GENEflAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, Including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral;
 (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (I) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this fiote, to (he extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. ~l such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are Joint and several
                 CORPORATE RESOLUTION TO BORROW
Princ   Loan  Matur    Loan   Call  Colla   Accou  Offic   Initi
ipal    Date   ity     No.          teral     nt     er     als
$90,0  03-23- 03-23-  21537          5000   40315   028
00.00   1998   1999     8                     3
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:      CROFF ENTERPRISES, INC., A UTAH
Lender:  Union Bank & Trust
        CORPORATION; Et AL                   Main Office
        1675 BROADWAY, SUITE 1030            100 Broadway
        DENVER, CO 80202                     Denver, CO 80203


Principal Amount: $90,000.00  Initial Rate: 10.500%         Date
of Note: March 23, 1998

 I, the undersigned Secretary or Assistant Secretary' of CROFF ENTERPRISES, INC., A UTAH CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the Stale of Utah as a corporation for profit, with its principal office at 167S BROADWAY, SUITE 1030, DENVER, CO 80202, and is duly authorized to transact business In the State of Colorado.

 I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on March 10, 1998, at which a quorum was present and voting, or by other duly authorized corporate action In lieu of a meeting, the following resolutions were applied:

 BE  IT  RESOLVED,  that  any  one (1)  of  the  following  named officers,  employees,  or  agents  of  this  Corporation,  whose actual signatures are shown below:
   NAME                    POSITION
   GERALD L. JENSEN         PRESIDENT

 acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby Is, authorized and empowered:

   Borrow Money. To borrow from time to time from Union Bank & Trust ("Lender"), on such terms as may b agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

   Execute Notes. To execute and deliver to Lender the promissory' note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of Interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

   Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory' notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or In which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or Intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such Indebtedness is incurred, or at any other time or times, and may be either In addition to or In lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

   Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall e'4'dence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given: and also to execute and deliver to Lender any other written Instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may In his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

   Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory' notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

   Further Acts. In the case of lines of credit, to designate additional or alternate Individuals as being authorized to request advances thereunder, and In all cases, to do and perform such other acts and things, to pay any and all foes and costs, and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary' or proper in order to carry Into effect the provisions of these Resolutions.

 BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain In full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

 BE IT FURTHER RESOLVED, that the Corporation may enter Into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, discharge or release of any party or collateral securing an obligation, any extension of time for payment, any delay in enforcing any rights granted to Lender, or any other action or Inaction will not cause Lender to lose any of its rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification Is made.

 BE IT FURTHER RESOLVED, that the Corporation will notify Lender In writing at Lender's address shown above (or such other addresses as Lender may designate from lime to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change In the management of the Corporation,, (d) change In the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or (f) change In any other aspect of the Corporation that directly or Indirectly relates to any agreements between the Corporation and Lender. No change In the name of the Corporation will take effect until after Lender has been notified.

 I FURTHER CERTIFY that the officer, employee, or agent named above Is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the
 Resolutions are In full force and effect and have not been modified or revoked In any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal Is affixed to this certificate.

 IN TESTIMONY WHEREOF, I have hereunto set my hand on Match 23,199B and attest that the signatures set opposite the names tinted above are their genuine signatures.
                                             C RTIFIED TO AND
ATTESTED BY:                                 r
                                             X  Colleen Jensen
                                             X  Assistant
Secretary


 NOTE:      in case the secretary or other certifying officer  is
 designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the corporation.

LAsER  PRO,  Reg.  u.s.  Pat.  & TM,  off,,  ver.  3.24(ctlgaacPi
                          STATE OF UTAH
                     DEPARTMENT OF COMMERCE


                          CERTIFICATION
                        OF GOOD STANDING


        THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL
   CODE HEREBY CERTIFIES THAT



                     CROFF ENTERPRISES, INC.

   is  a  Utah corporation and is qualified to transact  business in  the  State of Utah, and that its most recent annual report required  by  Utah  law has been filed, and that  Articles  of

   Dissolution   have   not   been  filed,   A   Certificate   of

   Incorporation  was  issued from this office  on  NOVEMBER  13,

   1907  and said corporation is in good standing, as appears  of record in the offices of the Division



   This  certification is not intended to reflect  the  financial

   condition,   business   activity   or   practices   of    this

   corporation.



   File Number: CO 006667








                                       Dated this 19th day
                                       Of March, 1998
                                       Korla T Woods
                                       Director, Division of
                                       Corporations and
Commercial Code